Exhibit 10.5

March 15, 2015

Ridelinks, Inc.

Re: Eos Petro, Inc. Loan

To Whom it May Concern at Ridelinks, Inc.:

Reference is made to the Promissory Note dated October 9, 2014 (the “Loan”) by and between Eos Petro, Inc. (“Eos”) and Ridelinks, Inc. (“Lender,” collectively referred to with Eos as the “Parties”).

You are hereby requested in this letter (this “Letter Agreement”) to indicate your agreement to, and acknowledgement of, the following regarding the Loan:

1.
Extension of Maturity Date. Prior to the execution of this Letter Agreement, the maturity date of the Loan was March 15, 2015. The Parties hereby agree that the maturity date of the Loan is hereby extended to June 15, 2015.

2.
Summary of Loan. The Parties hereby acknowledge that the following is a complete and accurate summary of the amount loaned to Eos under the Loan, the interest accruing thereon, the maturity date of the Loan, as amended by this Letter Agreement, and any consideration given or promised to be given to Lender under the Loan through the date first written above:

On October 9, 2014, Eos entered into the Loan with Lender, which took the form of an unsecured promissory note payable to Lender in the principal amount of $200,000, with interest accruing at 2% and an exit fee of $30,000 payable on the maturity date.  The maturity date of the Loan, as subsequently amended, is May 15, 2015.  The Loan can be prepaid at any time. During the year ended December 31, 2014, Eos repaid $100,000 of the Loan.

3.
Acknowledgement of Good Standing.  The Parties agree and acknowledge that any and all Events of Default which may have occurred under the Loan on or prior to the date first written above are hereby waived, and the Parties further acknowledge that the Loan, as modified by this letter agreement, is in good standing and full force and effect as of the date first written above.

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Please acknowledge your agreement to, and acceptance of, the foregoing by signing this Letter Agreement below.  Please return a signed copy to the undersigned, it being agreed that this Letter Agreement may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

Sincerely,

NIKOLAS KONSTANT, Chairman of Eos Petro, Inc., a Nevada corporation

/s/ Nikolas Konstant

ACKNOWLEDGED AND AGREED TO EFFECTIVE AS OF MARCH 15, 2015 BY:

RIDELINKS, INC. By: /s/ Rashmi Bansal Name: Rashmi Bansal Title: President